EXHIBIT 99.2

PRO FORMA FINANCIAL INFORMATION

UGI CORPORATION

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS

The Unaudited Pro Forma Condensed Combined Financial Statements of UGI Corporation (“UGI”) give effect to the acquisition of the outstanding shares not already owned, directly or indirectly, by our indirect, wholly-owned subsidiary, UGI France, Inc., of AGZ Holding (“AGZ”), which owns 99.99% of Antargaz, a French corporation (société anonyme). Prior to the acquisition of the outstanding shares not already owned by UGI, AGZ was owned by PAI partners, a French corporation, Medit Mediterranea, GPL S.r.L, an Italian company, and Financière AGZ, a French corporation. Financière AGZ has nominal assets and conducts no business operations. Prior to the acquisition, its shareholders were comprised of AGZ, PAI partners, Medit Mediterranea, UGI France and certain individuals, including officers, directors and managers of AGZ and Antargaz, and their affiliates. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Condensed Combined Financial Statements do not purport to represent what the results of operations or financial position of UGI would have been if the purchase transaction had occurred on the dates indicated below, nor do they purport to project the results of operations or financial position of UGI for any future period or as of any future date. The Unaudited Pro Forma Condensed Combined Financial Statements reflect net cash proceeds to UGI, before deducting the estimated offering expenses payable by us, from the issuance of 7.5 million shares of common stock of $230.2 million (assuming no exercise of the underwriters’ over-allotment option).

The Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2003 was prepared by combining the unaudited condensed consolidated balance sheet of UGI and the unaudited consolidated balance sheet of AGZ as of December 31, 2003, giving effect to the acquisition of AGZ as though it had been completed on December 31, 2003. The Unaudited Pro Forma Condensed Combined Statement of Income for the three months ended December 31, 2003 was prepared by combining UGI’s unaudited consolidated statement of income for the three months ended December 31, 2003 with AGZ’s unaudited consolidated statement of income for the three months ended December 31, 2003 to give effect to the acquisition of AGZ as though it had occurred on October 1, 2002. The Unaudited Pro Forma Condensed Combined Statement of Income for the year ended September 30, 2003 was prepared by combining UGI’s audited consolidated statement of income for the year ended September 30, 2003 with AGZ’s unaudited consolidated statement of income for the twelve months ended September 30, 2003 to give effect to the acquisition of AGZ as though it had occurred on October 1, 2002. The historical AGZ unaudited consolidated financial statements are presented in accordance with accounting principles generally accepted in France (“French GAAP”). Euro balances were translated to U.S. dollars at the exchange rate of $1.26 per euro at December 31, 2003 for the consolidated balance sheet amounts and at the average exchange rates of $1.19 per euro for the consolidated statement of income for the three months ended December 31, 2003 and $1.08 per euro for the consolidated statement of income for the twelve months ended September 30, 2003. Separate adjustments are reflected to (1) convert AGZ consolidated balance sheet and consolidated statement of income amounts from French GAAP to accounting principles generally accepted in the United States (“U.S. GAAP”), (2) reclassify certain amounts in the AGZ consolidated balance sheet and consolidated statement of income to conform to UGI financial statement presentation, and (3) record pro forma purchase accounting adjustments.

The revaluation of AGZ’s identifiable assets acquired and liabilities assumed, representing the portion not already owned by UGI, is based on a preliminary valuation based upon currently available information and is subject to final adjustments. Accordingly, the actual adjustments to be recorded in connection with the final purchase price allocation may differ from the pro forma adjustments reflected in the Unaudited Pro Forma Condensed Combined Financial Statements, and any such differences may be material. The historical amounts of UGI as of and for the three months ended December 31, 2003 are derived from unaudited consolidated financial statements included in the Form 10-Q filed by UGI on February 13, 2004 with the SEC. The historical amounts of UGI for the fiscal year ended September 30, 2003 are derived from audited consolidated financial statements included in the Form 8-K filed by UGI on March 11, 2004 with the SEC. AGZ’s historical unaudited consolidated balance sheet as of December 31, 2003 was derived from unaudited consolidated financial statements incorporated herein by reference. The unaudited consolidated statement of income of AGZ for the three months ended December 31, 2003 was derived from unaudited consolidated financial statements. The unaudited consolidated statement of income of AGZ for the twelve months ended September 30, 2003 was derived by excluding the unaudited statement of income for the six months ended September 30, 2002 from the audited consolidated statement of income for the year ended March 31, 2003 and including the unaudited statement of income for the six months ended September 30, 2003. The statements of income, reported in euros, were translated to U.S. dollars using the average exchange rate of $1.08 per euro.

You should read the Unaudited Pro Forma Condensed Combined Financial Statements along with UGI’s consolidated financial statements and accompanying notes included in its prior SEC filings and the historical financial statements and the related notes of AGZ Holding incorporated herein by reference.

UGI CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of December 31, 2003

(Millions of dollars)

	Historical UGI Corporation (2)	Historical AGZ Holding (3)	French GAAP to U.S. GAAP Adjustments (4)		Pro Forma Adjustments (5)		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$143.6	$13.8	$—		$(95.6	)(12)	$61.8
Short-term investments (at cost, which approximates fair value)	49.9	51.8	—		—		101.7
Accounts receivable	361.1	162.6	—		—		523.7
Accrued utility revenues	30.6	—	—		—		30.6
Inventories	148.6	24.8	—		—		173.4
Deferred income taxes	18.8	—	—		—		18.8
Prepaid expenses and other current assets	39.8	32.1	—		—		71.9

Total current assets	792.4	285.1	—		(95.6)		981.9
Property, plant and equipment, net	1,360.3	231.1	—		317.4	(13)	1,908.8
Goodwill and excess reorganization value	679.8	423.2	44.4	(6)	86.3	(14)	1,211.1
			(22.6	)(6)
Intangible assets	36.3	61.7	(23.6	)(7)	19.0	(15)	149.0
			55.6	(7)
Utility regulatory assets	61.3	—	—		—		61.3
Other assets	96.9	53.7	—		(30.0	)(16)	120.6

Total assets	$3,027.0	$1,054.8	$53.8		$297.1		$4,432.7

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$65.3	$—	$—		$—		$65.3
Current maturities of UGI Utilities preferred shares subject to mandatory redemption	1.0	—	—		—		1.0
AmeriGas Propane bank loans	36.0	—	—		—		36.0
UGI Utilities bank loans	72.2	—	—		—		72.2
Other bank loans	18.1	—	—		—		18.1
Accounts payable	327.2	157.5	—		—		484.7
Deferred income taxes	—	19.3	—		—		19.3
Other current liabilities	230.0	—	9.6	(8)	—		241.3
			1.7	(9)

Total current liabilities	749.8	176.8	11.3		—		937.9
Long-term debt	1,161.6	496.8	(9.6	)(8)	23.4	(17)	1,672.2
Deferred income taxes	230.9	—	33.0	(10)	111.1	(18)	375.0
UGI Utilities preferred shares subject to mandatory redemption	19.0	—	—		—		19.0
Other noncurrent liabilities	107.3	319.3	(1.7	)(9)	—		424.9

Total liabilities	2,268.6	992.9	33.0		134.5		3,429.0
Commitments and contingencies
Minority interests	149.8	15.1	—		—		164.9
Common stockholders’ equity:
Common Stock, without par value	582.9	44.2	—		186.0	(19)	813.1
Retained earnings	117.5	2.6	20.8	(11)	(23.4	)(20)	117.5
Accumulated other comprehensive income	15.6	—	—		—		15.6
Notes receivable from employees	(0.4)	—	—		—		(0.4)

	715.6	46.8	20.8		162.6		945.8
Treasury stock, at cost	(107.0)	—	—		—		(107.0)

Total common stockholders’ equity	608.6	46.8	20.8		162.6		838.8

Total liabilities and stockholders’ equity	$3,027.0	$1,054.8	$53.8		$297.1		$4,432.7

See accompanying notes to unaudited pro forma condensed combined financial statements.

UGI CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

Three Months Ended December 31, 2003

(Millions, except per share amounts)

	Historical UGI Corporation(2)	Historical AGZ Holding(3)	French GAAP to U.S. GAAP				Pro Forma Adjustments(5)		Pro Forma Combined
			Adjustments(4)		Reclassi- fications(4)
Revenues	$893.7	$214.3	$—		$—		$—		$1,108.0
Costs and expenses:
Cost of sales	596.9	92.9	—		—		—		689.8
Operating and administrative expenses	163.3	65.3	—		2.1	(24)	—		230.7
Utility taxes other than income taxes	3.1	—	—		—		—		3.1
Depreciation and amortization	27.5	17.4	2.0	(21)	(2.1)	(24)	(6.8)	(25)	38.0
Amortization of goodwill	—	5.8	(5.8)	(22)	—		—		—
Other (income) expense, net	(5.4)	0.5	—		—		—		(4.9)

	785.4	181.9	(3.8)		—		(6.8)		956.7

Operating income	108.3	32.4	3.8		—		6.8		151.3
Income (loss) from equity investees	4.2	(0.5)	—		—		(4.2)	(26)	(0.5)
Interest (expense) income	(26.7)	(7.4)	—				0.1	(27)	(34.0)
Minority interests	(22.7)	1.0	—		—		(0.8)	(28)	(22.5)

Income before income taxes	63.1	25.5	3.8		—		1.9		94.3
Income tax (expense) benefit	(24.3)	(11.3)	0.7	(23)	—		(1.9)	(29)	(36.8)

Net income	$38.8	$14.2	$4.5		$—		$—		$57.5

Earnings per share:
Basic	$0.91								$1.14

Diluted	$0.88								$1.12

Average common shares outstanding (millions):
Basic	42.839						7.500	(30)	50.339

Diluted	43.947						7.500	(30)	51.447

See accompanying notes to unaudited pro forma condensed combined financial statements.

UGI CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

Year Ended September 30, 2003

(Millions, except per share amounts)

	Historical UGI Corporation (2)	Historical AGZ Holding (3)	French GAAP to U.S. GAAP				Pro Forma Adjustments (5)		Pro Forma Combined
			Adjustments (4)		Reclassifications (4)
Revenues	$3,026.1	$698.9	$—		$—		$—		$3,725.0
Costs and expenses:
Cost of sales	1,984.3	335.1	—		—		—		2,319.4
Operating and administrative expenses	643.3	228.9	—		7.4	(24)	—		879.6
Utility taxes other than income taxes	13.0	—	—		—		—		13.0
Depreciation and amortization	103.0	71.8	7.4	(21)	(14.3	)(24)	(26.5	)(25)	141.4
Amortization of goodwill	—	25.8	(21.0	)(22)	—		—		4.8
Other income, net	(19.8)	(4.8)	—		—		—		(24.6)

	2,723.8	656.8	(13.6)		(6.9)		(26.5)		3,333.6

Operating income	302.3	42.1	13.6		6.9		26.5		391.4
Income (loss) from equity investees	5.3	(2.0)	—		—		(5.9	)(26)	(2.6)
Loss on extinguishments of debt	(3.0)	—	—		—		—		(3.0)
Interest (expense) income	(109.2)	(37.9)	—		(6.9	)(24)	0.5	(27)	(153.5)
Minority interests	(34.6)	4.2	—		—		(3.2	)(28)	(33.6)

Income before income taxes and subsidiary preferred stock dividends	160.8	6.4	13.6		—		17.9		198.7
Income tax (expense) benefit	(60.7)	(11.1)	2.6	(23)	—		(8.9	)(29)	(78.1)
Dividends on UGI Utilities preferred shares subject to mandatory redemption	(1.2)	—	—		—		—		(1.2)

Net income (loss)	$98.9	$(4.7)	$16.2		$—		$9.0		$119.4

Earnings per share:
Basic	$2.34								$2.40

Diluted	$2.29								$2.35

Average common shares outstanding (millions):
Basic	42.220						7.500	(30)	49.720

Diluted	43.236						7.500	(30)	50.736

See accompanying notes to unaudited pro forma condensed combined financial statements.

UGI CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS

(Millions of dollars)

1.	UGI and its wholly owned subsidiary UGI France, Inc. have executed a share purchase agreement and a joinder agreement to effect the acquisition of the outstanding shares of AGZ that UGI France, Inc. does not already own in a cash purchase transaction pursuant to the terms of such agreements. The purchase price for the outstanding shares owned by other parties was approximately €261.8 million based upon estimates of working capital and pre- and post-closing adjustments. Based upon the currency exchange rate of approximately $1.22 per euro on March 26, 2004 (the date on which UGI converted U.S. dollars to euro), the purchase price would have translated to approximately $319.2 million in cash.

The preliminary allocation of the purchase price (including estimated transaction fees and expenses) to the assets acquired and liabilities assumed, representing a revaluation of the portion not already owned by UGI, in the Unaudited Pro Forma Condensed Combined Balance Sheet at December 31, 2003, is as follows:

	Book Value of Assets Acquired (Liabilities Assumed)*	Preliminary Purchase Price Allocation	Preliminary Fair Value
Cash and cash equivalents	$11.1	$—	$11.1
Short-term investments	41.7	—	41.7
Accounts receivable	130.9	—	130.9
Inventories	20.0	—	20.0
Prepaid and other current assets	25.8	—	25.8
Property, plant and equipment	186.0	317.4	503.4
Goodwill	358.3	69.5	427.8
Intangible assets	75.5	19.0	94.5
Other assets	43.2	—	43.2
Accounts payable	(126.8)	—	(126.8)
Deferred income taxes	(15.5)	—	(15.5)
Other current liabilities	(7.7)	—	(7.7)
Long-term debt	(392.2)	(23.4)	(415.6)
Deferred income taxes	(26.6)	(111.1)	(137.7)
Noncurrent liabilities	(257.1)	—	(257.1)
Minority interest	(12.2)	—	(12.2)

	$54.4	$271.4	$325.8

* Represents 80.5% of the book value of AGZ as of December 31, 2003

The Unaudited Pro Forma Condensed Combined Financial Statements are not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed as of the dates indicated, nor are they necessarily indicative of future operating results or financial position. The purchase accounting adjustments made in connection with the Unaudited Pro Forma Condensed Combined Financial Statements are based on a preliminary valuation that has been made solely for purposes of developing the pro forma financial information and is based upon currently available information. Such valuation is subject to final adjustments. Accordingly, the actual adjustments to be recorded in connection with the final purchase price allocation may differ from the pro forma adjustments reflected in the Unaudited Pro Forma Condensed Combined Financial Statements, and any such differences may be material.

2.

These columns represent UGI’s historical consolidated financial statements. The unaudited consolidated financial statements as of and for the three months ended December 31, 2003 are derived from the unaudited

UGI CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS—(Continued)

(Millions of dollars)

consolidated financial statements included in the Form 10-Q filed by UGI on February 13, 2004 with the SEC. The audited consolidated statement of income for the year ended September 30, 2003 is derived from audited consolidated financial statements included in the Form 8-K filed by UGI on March 11, 2004 with the SEC.

3.	These columns represent AGZ’s historical unaudited consolidated financial statements. The consolidated balance sheet as of December 31, 2003 was derived from unaudited consolidated financial statements. The balance sheet, reported in euros, was translated to U.S. dollars at the exchange rate of $1.26 per euro at December 31, 2003. The unaudited consolidated statement of income of AGZ for the three months ended December 31, 2003 was derived from unaudited consolidated financial statements. The statement of income, reported in euros, was translated to U.S. dollars using the average exchange rate of $1.19 per euro. The unaudited consolidated statement of income of AGZ for the twelve months ended September 30, 2003 was derived by excluding the unaudited statement of income for the six months ended September 30, 2002 from the audited consolidated statement of income for the year ended March 31, 2003 and including the unaudited statement of income for the six months ended September 30, 2003. The statements of income, reported in euros, were translated to U.S. dollars using the average exchange rate of $1.08 per euro.

4.	These columns reflect the adjustments and reclassifications necessary to convert AGZ’s historical consolidated financial statements from French GAAP to U.S. GAAP for presentation in the Unaudited Pro Forma Condensed Combined Financial Statements.

5.	These columns reflect (1) the purchase price allocation to the portion of AGZ’s identifiable assets acquired and liabilities assumed representing the portion not already owned by UGI, (2) the issuance of UGI Common Stock, the proceeds of which, together with available cash on hand, was used by UGI to acquire the outstanding shares of AGZ not already owned by UGI, (3) the payment of the cash purchase price, and (4) the pro forma income statement effects resulting from the purchase accounting adjustments.

6.	These adjustments (1) eliminate goodwill amortization to reflect the application of Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” effective April 1, 2002 and (2) adjust goodwill for amounts which would have been allocated to customer lists, trademarks and deferred income taxes under U.S. GAAP as a result of AGZ’s acquisition of Antargaz on March 27, 2001.

7.	These adjustments (1) record amortization of AGZ’s customer list, which is not amortized under French GAAP (customer list amortization is calculated using an estimated useful life of eleven years) and (2) increase the value of customer lists and trademarks to what would have been recorded under U.S. GAAP as a result of AGZ’s acquisition of Antargaz on March 27, 2001.

8.	Reflects the reclassification of accrued interest on AGZ’s high yield bonds included in long-term debt under French GAAP.

9.	Reclassification of the current portion of prepaid cylinder and tank rental fees to other current liabilities.

10.	This adjustment records the deferred tax liability associated with the customer lists that would have been recorded under U.S. GAAP as a result of AGZ’s acquisition of Antargaz on March 27, 2001.

11.	Reflects the net impact of the adjustments to eliminate goodwill amortization and record customer list amortization on AGZ’s retained earnings.

UGI CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS—(Continued)

(Millions of dollars)

12.	Reflects pro forma adjustments to cash and cash equivalents as follows:

Net cash proceeds from issuance of UGI Common Stock	$230.2
Cash payments pursuant to the share purchase agreement	(319.2)
Estimated transaction fees and expenses and offering expenses	(6.6)

$(95.6)

13.	Reflects pro forma adjustment to record at fair value the portion of property, plant and equipment not already owned.

14.	Reflects pro forma adjustment to record goodwill representing the excess of the purchase price over the fair value of the net assets acquired and to record goodwill on the initial investment in AGZ as follows:

Goodwill relating to the purchase of 80.5% interest in AGZ not already owned by UGI	$69.5
Goodwill relating to 19.5% investment in AGZ	16.8

$86.3

15.	Reflects pro forma adjustment to record at fair value the intangible customer list acquired.

16.	Reflects pro forma adjustment to eliminate UGI’s carrying value of its approximate 19.5% ownership interest in AGZ which is accounted for under the equity method prior to the acquisition of the outstanding shares of AGZ that it did not already own.

17.	Reflects pro forma adjustment to adjust fixed rate, long-term debt to fair value.

18.	Reflects pro forma adjustment to record deferred income taxes on the increase in fair value of property, plant and equipment not already owned by UGI.

19.	Reflects issuance of UGI Common Stock to fund a portion of the purchase price and to eliminate the historical equity of AGZ as follows:

Issuance of UGI Common Stock to fund a portion of the purchase price	$230.2
Eliminate AGZ common stock	(44.2)

$186.0

20.	Reflects pro forma adjustment to eliminate historical retained earnings of AGZ, net of French GAAP to U.S. GAAP adjustments.

21.	Reflects pro forma adjustment to record amortization of AGZ’s customer list, which is not amortized under French GAAP. Customer list amortization is calculated using an estimated useful life of eleven years.

22.	Reflects pro forma adjustment to eliminate goodwill amortization to reflect the application of Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.”

23.	Reflects pro forma adjustment to record income tax benefit on customer list amortization.

UGI CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS—(Continued)

(Millions of dollars)

24.	Reclassification adjustment of certain expenses to conform AGZ’s presentation to U.S. GAAP. Under French GAAP, certain expenses included in depreciation and amortization are considered operating and administrative expenses under U.S. GAAP.

25.	Reflects pro forma adjustment to record depreciation on the fair value of the property, plant and equipment acquired and to record depreciation and amortization on fixed assets and intangible assets using useful lives which are consistent with UGI’s policies, and are generally longer than useful lives utilized by AGZ, as follows:

Three Months Ended December 31, 2003:

Depreciation expense	$8.1
Amortization of customer list	2.0
Amortization of other intangible assets	0.4
Eliminate historical depreciation and amortization, net of reclassifications and U.S. GAAP adjustment	(17.3)

$(6.8)

Year Ended September 30, 2003:

Depreciation expense	$29.6
Amortization of customer list	7.4
Amortization of other intangible assets	1.4
Eliminate historical depreciation and amortization, net of reclassifications and U.S. GAAP adjustment	(64.9)

$(26.5)

26.	Reflects pro forma adjustment to eliminate UGI’s 19.5% equity income from AGZ.

27.	Reflects pro forma adjustment to reflect interest expense on the fair value of debt assumed.

28.	Reflects pro forma adjustment to allocate a portion of depreciation on property, plant and equipment relating to a consolidated subsidiary of AGZ, which is not 100% owned.

29.	Reflects pro forma income tax expense on pro forma adjustments at AGZ’s incremental income tax rate of 35%.

30.	Reflects issuance of UGI Common Stock in conjunction with the acquisition.